UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 25, 2017

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 25, 2017 the Board of Directors of the Federal Home Loan Bank of Pittsburgh ("Bank") elected Madhukar (Duke) Dayal, Chief Financial Officer of Santander Bank, N.A. to fill the vacant Delaware Member Director position. Mr. Dayal was elected to serve the remainder of former Delaware Member Director Gerald P. Plush’s term which expires on December 31, 2019.

The Bank’s Board selected Mr. Dayal in accordance with the rules of the Federal Housing Finance Agency, requiring the Board to elect an officer or director of a Delaware member of the Bank to fill the vacant position for the remainder of the term. Mr. Dayal will serve on the Finance Committee and the Human Resources and Office of Minority and Women Inclusion Committee of the Board and will be compensated in accordance with the Bank’s 2017 Directors’ Compensation Policy.

The Bank is a cooperative and most of the Bank’s business is conducted with its members. In the normal course of its business, the Bank extends credit to and transacts other business with members whose officers or directors may serve as member directors of the Bank. It is the Bank’s policy to extend credit to and transact other business with members having directors or officers serving on the Bank’s Board on terms and conditions that are no more favorable than the terms of comparable transactions with similarly situated members having no Board representation. Information regarding Bank transactions with Santander disclosed pursuant to 17 C.F.R. 229.404(a) is set forth in Item 13 of the Bank’s most recent report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2017.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank’s press release regarding Director Dayal’s election. The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release dated July 26, 2017 issued by the Bank

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

July 26, 2017	By:	/s/ Dana A. Yealy

Name: Dana A. Yealy
Title: Managing Director, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 26, 2017 issued by the Bank